***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PILOT TRAVEL CENTERS LLC
BIODIESEL PURCHASE AGREEMENT
“AGREEMENT”

Buyer:	Pilot Travel Centers LLC 5508 Lonas Road Knoxville, TN 37909

Seller:	REG Marketing & Logistics Group, LLC 416 South Bell Avenue Ames, IA 50010

Product:	Biodiesel *** or *** (***) (“Product” or “Biodiesel”) *** at the election of Seller.

Quantity:	As delineated in Appendix A (the “Contract Quantity”) +/- the Purchasing Variance (as defined in ATTACHMENT below).

Price:	As delineated in Appendix A. *** basis will be defined as ***.

Unless noted differently in Appendix A, Product will be deemed ***. IF ***, *** per gallon as further ***.

In the event that a *** is *** ((regardless of whether the *** is *** to the *** or *** as a ***) after January 1, 2014, Buyer and Seller agree to ***, including the *** or *** as a result of the *** for (i) *** that have been *** up to and including the effective date of the ***. *** will be *** to be *** necessary to *** for and *** the *** in the event the ***. Should the ***, (i) to the extent that ***, *** of any *** for each gallon of ***, and (ii) to the extent ***, *** of any *** for each gallon of ***. Both parties agree to work in good faith to determine *** payment due for ***, if applicable, based on the above framework. *** agrees to *** the extent possible using ***.

Regardless of whether the *** is *** or ***, if the *** is *** during the term of this agreement and if the *** will *** of *** or *** for the *** as follows:

▪	*** – goes from *** to ***

▪	*** – goes from *** to ***

▪	*** – goes from *** to ***

▪	*** – goes from *** to ***

If the *** is any *** from ***, Buyer and Seller will in ***.

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Terms:	Net *** days receipt of invoice via ACH and per the “Biodiesel Purchase Terms” (“Terms”) of this Agreement.

Term of Agreement: January 1, 2014 through December 31, 2014.

F.O.B:	FOB *** as required by *** and as further delineated in Appendix A.

Mode of Transportation: ***

Invoice To:	Pilot Travel Centers LLC 5508 Lonas Road Knoxville, TN 37909 Attn: Fuel Payables

SEE THE ATTACHMENT FOR ADDITIONAL “TERMS” WHICH ARE REFERRED TO AND INCORPORATED HEREIN BY REFERENCE.

Seller: REG Marketing & Logistics Group, LLC

By: __/s/ Gary Haer________________________

Name: _Gary Haer_________________________

Date: ___April 16, 2014___________________

Buyer: PILOT TRAVEL CENTERS LLC

By: __***____    _____________

Name: _***_____________________

Date: ___March 28, 2014___________________

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BIODIESEL PURCHASE TERMS

These terms and conditions (“Terms”) apply to any agreement to which they are attached, or in which they are incorporated by reference. The agreement which incorporates the Terms and these Terms are collectively referred to as the “Agreement”, and the terms “Biodiesel” and/or “Product” refer to those monalkyl esters of long chain fatty acids purchased by Pilot Travel Centers LLC (“Buyer”) under the Agreement from REG Marketing & Logistics Group, LLC (“Seller”).

1.    Taxes: In addition to the per gallon purchase price stated below, Buyer will be liable for, and will pay and/or reimburse Seller for the payment of, any and all taxes, fees, duties, assessments and other charges (“Tax”), whether now existing or hereafter arising, which are imposed, levied or assessed by any federal, state, tribal or local governmental or regulatory authority with respect to the products sold and delivered to Buyer, the taxable incident of which arises out of or relates to the sale, delivery, receipt, transfer of title, inspection, removal from storage, measurement, receipt of payment, or other activity, regardless of when imposed, of the products to Buyer, or Buyer’s payment therefor. In the event that Seller is required to pay any such Tax directly to the appropriate authority, Buyer will promptly upon demand reimburse Seller for such payments. Buyer will furnish Seller with any exemption or resale certificate or direct payment permit to which Buyer may be entitled and will promptly notify Seller of any change in the validity or scope of the same. Buyer shall not be responsible for any taxes based on income, corporate franchise tax, or license fee of Seller. Buyer shall be responsible for any tax arising from the sale, transfer, or delivery of the Biodiesel to Buyer under this Agreement.

2.    Quantity: Buyer shall purchase and receive from Seller and Seller shall sell and deliver to Buyer an amount equal to the Contract Quantity, as specified on the cover page of this Agreement. A purchasing variance of *** plus or minus shall apply to the Monthly Volumes (as defined below) as set forth below (“Purchasing Variance”).

Buyer will designate quantities required at each Designated Location (as defined below) on a monthly basis (the “Monthly Volumes”). The initial schedule of Monthly Volumes is attached as Appendix A. Buyer shall purchase and receive from Seller and Seller shall sell and deliver to Buyer *** each month an amount equal to the Monthly Volumes specified for each Designated Location for that month as further specified on Appendix A. A purchasing variance of *** plus or minus shall apply to each of the Monthly Volumes. Buyer may modify Monthly Volumes required at each Designated Location with *** days prior notice to Seller for good reason, provided that during the Term of this Agreement, the Buyer purchases and receives a total amount each month equal to the Monthly Volumes, plus or minus the Purchasing Variance and provided further that any change in the Monthly Volumes greater than *** is mutually agreed. Good reason shall include, but not be limited to, a sale of a Designated Location. Buyer’s desire to source biodiesel from another party shall not be considered a good reason.

Notwithstanding any other provision of this Agreement, at any time after this Agreement is executed or during the Term of this Agreement and any extensions thereof, in the event Buyer closes a Designated Location(s), ceases operation of a Designated Location(s) or transfers its ownership interest, whether fee or leasehold to a third party, Buyer shall be entitled to transfer the volume associated with said Designated Location(s) to another of Buyer’s locations, provided that such locations are within *** of Seller’s facilities.

If Buyer, fails to purchase from Seller, a total amount each month equal to the aggregate of the Monthly Volumes specified for each Designated Location for that month as specified on Appendix

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A, minus the aggregate Purchasing Variance ***, minus any volumes associated with new stores as noted in Appendix A, minus any closed Designated Locations for any reason other than Force Majeure, as defined below, then Buyer shall have breached this Agreement. Buyer shall have 60 days to mitigate breach caused by a shortfall month by increasing the blend percentage at existing Designated Locations or adding additional Designated Locations within *** of seller’s facilities.

After said 60 day period, in addition to such other rights and remedies as may be available to Seller, Buyer shall, within *** days after *** of *** from *** the *** to *** by *** an *** to ***, on a ***, of *** that *** has ***. In addition, the applicable Contract Quantity and applicable Monthly Volume shall be reduced by the *** of *** that *** to *** but *** for *** to the ***.

To the extent Seller secures *** to ***, the *** will be *** by *** to *** for the *** the *** to *** for the *** that *** to *** the *** of *** that *** to *** to ***. To the extent *** for *** the *** shall *** the *** and *** for *** shall be ***.
Upon mutual agreement between Buyer and Seller, the Contract Quantity specified on the cover page of this Agreement can be further increased or decreased.

3. ***

Buyer and Seller acknowledge that, under the parties’ 2013 Biodiesel Purchase Agreement Amendment #1 dated December 31, 2013, Buyer has purchased from Seller, ***, and ***. Starting January 1, 2014, *** will *** from ***, which the Parties agree shall *** as set forth on Appendix A. The parties expect that *** of *** in January 2014 to *** pursuant to Appendix A; *** will *** the *** of *** in *** and *** to *** for ***.

Seller and Buyer may *** to the *** under this Agreement pursuant to Appendix A, or vice versa, as needed to ensure that there are no supply disruptions.

4.    Delivery Terms/Risk of Loss/Title transfer

FOB points (a “Designated Location”) will be denoted in Appendix A.

Buyer and Seller may mutually agree to modify, to add to and/or to delete Designated Locations throughout the term of this Agreement. Buyer’s discretion to modify, to add to and/or to delete Designated Locations is limited to Buyer’s locations within *** of Seller’s facilities located at ***, ***, ***, ***, ***, *** or *** (“Seller’s Facility”), provided that during the Term of this Agreement, the Buyer purchases and receives a total amount equal to the Contract Quantity, plus or minus the ***.

If Seller, its agents or subcontractors fail to deliver or make available (up to the maximum quantity allowed to Buyer under this contract) the volume required by Buyer, by Designated Location, such that any or all of Buyer’s Designated Locations run out of Biodiesel for any reason other than force majeure (provided that Seller shall not by such provision be required to ship more than the applicable Monthly Volume for a Designated Location, plus or minus the Purchasing Variance), then Seller shall have breached this Agreement. In addition to such other rights and remedies as may be available to Buyer, Seller shall, within ten (10) days after delivery of reasonable documentation from Buyer *** the *** to *** by *** an *** to ***, on a ***, of *** or *** or *** to *** the *** has

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*** to ***, ***, if any, of ***, or *** *** by ***. In addition, the applicable Contract Quantity and the applicable Monthly Volume shall be reduced by the quantity of *** or *** by the Buyer.

To the extent Buyer *** to ***, the *** will be *** by *** the ***, of the *** and the *** the *** of ***. To the extent *** to ***, *** will be ***: (i) the *** the ***, at the ***, of the *** and the *** of the ***, if any, *** the ***. To the extent *** a *** for *** or *** (in the event of *** of the ***, if any), *** shall *** the *** and *** for *** shall be ***.

The *** will be calculated as the difference between the ***, to which the *** would have been entitled if not for the ***, and the *** received by the ***; provided that, it shall be the *** to evidence, with documentation provided by the ***, the extent of such difference and that such difference arose solely as a ***.

a)	Seller Delivered Product - FOB Store/Bulk Tank/Other:
Seller, its agents or subcontractors must be properly licensed, trained, understand and follow Buyer’s policies and procedures regarding fuel delivery, and are familiar with the physical layout, drop sites, underground storage tanks, and ingress and egress routes of the Designated Location(s) before delivery. Seller, its agents or subcontractors agree to work with Buyer in keeping the unloading area clean. Seller, its agents or subcontractors further agree that in the event of a spill that occurs solely as a result of their negligence, they assume any and all cleanup liability related thereto. Seller, its agents or subcontractor agree to have delivery data entered, in electronic form, as directed by Buyer. Buyer may, with good reason and with thirty (30) days notice to Seller, request that Seller replace any agent or subcontractor acting on Seller’s behalf. Good reason shall include safety, environmental and other legitimate operational concerns.

Upon first delivery of Biodiesel under this Agreement at each Designated Location, and unless waived by Buyer, Biodiesel inventory levels at each Designated Location will be managed on a ***, with Biodiesel inventory levels at each Designated Location maintained at a minimum of *** and a maximum of *** of that Designated Location’s Tank capacity, provided that maintaining the minimum inventory levels at each Designated Location does not require Seller to ship more than the applicable Monthly Volumes, plus or minus the ***.

Title and risk of loss shall pass to Buyer at the *** passes the *** into the receiving Tank(s). Buyer will only be responsible for gallons actually delivered ***. Seller agrees that Buyer may (in order of preference) (a) use electronic monitoring systems to track fuel inventory levels and/or (b) cause Seller’s *** at Buyer’s Designated Locations before and after the Product has been delivered at Buyer’s Designated Locations. Quantities of Product delivered will be deemed to be the amount listed on the Bill of Lading *** or any other ***; provided however, that in the event that either (a) the gallons shown on the electronic monitoring system installed by Buyer or (b) the gallons calculated from the ***, is not within *** gallons of the gallons printed on Seller’s Bill of Lading, only those gallons calculated to have been delivered by (a) the electronic monitoring system or (b) the *** shall be deemed to have been delivered to and purchased by Buyer and Seller shall be deemed to have failed to sell and deliver any differences. Any scales and/or electronic monitoring systems used by Buyer will be, in all cases, certified by the relevant government agency, and such certification shall be current at the time of measurement. Seller has the right to inspect and verify the accuracy of the electronic monitoring systems or weigh scales.

b)	Buyer Delivered Product - ***
Title and risk of loss shall pass to Buyer as Biodiesel *** of Buyer’s ***. Seller will only be responsible for gallons actually delivered to ***.

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Buyer is responsible to present *** and shall comply with all safety and operating procedures applicable to and at Seller’s Facility. Seller will provide proper documentation of the loading, including a Bill of Lading that at a minimum shows loading location, date, time, product description, product temperature and gravity, *** gallons loaded, carrier, driver signature, Bill-of-Lading number, Sold To, Ship to, and Supplier.

Seller represents and warrants that all equipment at the Seller’s facility is in proper working order and all meters and loading apparatus have been properly certified for accuracy.

Buyer may *** with *** provided by Buyer at Seller’s facilities. Seller shall retain title to any vapors or condensate recovered during delivery. Buyer and Seller will agree in advance on a schedule for pickup, or other suitable arrangement.

5.    Governmental Changes:

Notwithstanding anything else to the contrary contained herein, in the event that any *** or *** or *** any *** or *** that *** or *** any *** to the Buyer for the Designated Location(s), Buyer at its sole discretion, may in whole or in part, unilaterally terminate this Agreement for the affected Designated Location(s) (each a “Terminated Location”). Prior to unilaterally terminating this Agreement for the affected Designated Location(s) pursuant to the terms of this paragraph, Buyer and Seller shall meet and discuss alternatives to termination. In the event that Buyer and Seller are not able to agree upon an alternative to termination, all of each parties’ rights, duties and obligations under this Agreement related to such Terminated Location(s) shall terminate and be of no further force and effect. Buyer may only exercise this right within thirty (30) days of the effective date of the elimination and/or reduction in the credit.

Should any *** or *** in a manner that *** or *** (in each party’s sole judgment), Buyer and Seller agree to a good faith effort to renegotiate the terms and conditions of this Agreement to account for such change. Should that renegotiation be unsuccessful, then the *** party may, at its sole discretion, *** this Agreement for the affected Designated Location(s). In the event a *** party makes such an election, all of each parties’ rights, duties and obligations under this Agreement related to such *** Location(s) shall *** and be of no further force and effect ten (10) days after such party provides written notice to the other party that it does not believe in good faith that efforts to renegotiate the Agreement will be successful.

In the event that any ***, or *** a *** only ***, or specifically related to the *** of *** for the ***, Buyer and Seller agree to a good faith effort to renegotiate the terms and conditions of this Agreement to account for such change. Should that renegotiation be unsuccessful, then Buyer at its sole discretion, may in whole or in part, *** this Agreement for the affected Designated Location(s) on sixty (60) days prior written notice. In the event Buyer makes such an election, all of each parties’ rights, duties and obligations under this Agreement related to such *** Location(s) shall *** and be of no further force and effect at the later of the effective date of such *** or the end of said sixty (60) day notice period.

In the event that any *** or *** or ***, *** or *** that *** or *** the *** of ***, and such *** results in *** having to *** already *** with *** for the ***, *** may reduce the Contract Quantity by an amount equal to the *** at the *** the *** by the *** or Buyer and Seller agree to a good faith effort to renegotiate the terms and conditions of this Agreement to account for such change. Should that renegotiation be unsuccessful, then Buyer at its sole discretion, may in whole or in part, *** this Agreement for the affected Designated Location(s) on sixty (60) days prior written notice.

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In the event Buyer makes such an election, all of each parties’ rights, duties and obligations under this Agreement related to such *** Location(s) shall *** and be of no further force and effect at the later of the effective date of the *** or the end of said sixty (60) day notice period. If such *** the *** of *** that can be *** into ***, *** may reduce the Contract Quantity to *** with the ***. Such reduction(s) in the Contract Quantity will take effect at the later of the effective date of the *** days from Seller’s receipt of Buyer’s written notice.

In the event that any *** or *** or *** or *** that ***, the *** or *** of *** or ***, or the ***for *** for the ***, Buyer and Seller agree to a good faith effort to renegotiate the terms and conditions of this Agreement to account for such change. Should that renegotiation be unsuccessful, then Buyer at its sole discretion, may in whole or in part, *** this Agreement for the affected Designated Location(s) on sixty (60) days prior written notice. In the event Buyer makes such an election all of each parties’ rights, duties and obligations under this Agreement related to such Terminated Location(s) shall terminate and be of no further force and effect at the later of the effective date of the *** or the end of said sixty (60) day notice period.

In the event that *** may become limited, at *** sole discretion, in its *** because the *** that *** may purchase has already been blended with ***, Buyer and Seller agree to a good faith effort to renegotiate the terms and conditions of this Agreement to account for such change. Otherwise, Buyer may reduce the Contract Quantity by an amount equal to the *** at the *** by the *** the *** into the *** that *** is *** in ***

6.    Measurement: Quantities delivered to Buyer’s Designated Facilities shall be determined in accordance with Section 4 of this Agreement and the requirements of this Section 6. All volumes for delivery shall be temperature-adjusted *** using built-in temperature compensators or ASTM tables. Either party may require that Biodiesel quantity be determined by a jointly selected, licensed petroleum inspector, whose findings shall be conclusive. Customary inspection costs shall be ***, but additional services shall be paid for by the party requesting them. The term “gallon” means a U.S. gallon of 231 cubic inches. All measurements and/or tests shall be made in accordance with the latest standards or guidelines published by ASTM. Objections to measurements, including claims for shortage, for quantities delivered from Seller’s facility must be made to Seller within Sixty (60) calendar days from the date of delivery.

7.    Price: Daily prices will be *** determined from the *** as Product is loaded from the Seller’s Facility or any other Biodiesel facility or terminal.

Pricing will be as delineated in Appendix A. *** will be defined as ***, *** month, ***.

The last reported *** will be used for weekends, holidays, or other such times that *** does not publish a value.

Should *** no longer publish a *** or the *** modifies the definition of the ***, , the parties shall mutually agree to accept the *** or identify a ***.

Unless noted differently in Appendix A, Product will be deemed ***. IF *** will be included.

The *** shall be the exact *** that Seller delivered to Buyer with the *** unless agreed to otherwise by Seller in writing in advance with the only difference being that the Seller is

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*** and the *** as the ***. For the purpose of clarity, the *** means the very *** to the *** pursuant to this Agreement, not ***. The only difference between *** delivered to *** with the *** and the *** delivered to *** as payment for the *** shall be that the Seller is *** and the*** is *** after they have been *** to *** in accordance with the ***as defined below). The *** shall also be the same. If Seller ***, Buyer shall *** and if Seller ***, Buyer shall *** as set forth above.

8.    Payment Terms:

(a) Buyer agrees to pay Seller by bank ACH wire transfer based on *** with said wire transfer to be made to Seller within *** days after receipt of invoice. Buyer shall pay for *** gallons delivered as determined in accordance with Sections 4 and 6 hereof. Buyer shall pay Seller for delivered product(s) in U.S. dollars without any adjustments, discounts, or setoffs, on or before the due date. All past due payments hereunder shall bear interest from the date due until the date paid at the rate of *** per month or at the maximum rate authorized by law, whichever is less. Accounts that are past due will be ineligible for applicable allowance, deductions, or discounts, if any. In addition to all other rights and remedies, Seller shall have the right to suspend, cancel or terminate this Agreement if Buyer does not pay all amounts due to Seller in accordance with the terms of this Agreement.
(b)        In addition to all other rights and remedies, in the event of either party’s default respecting any provision of this Agreement, the non-defaulting party may offset any damages arising therefrom, including, without limitation, withholding payment, delivery or acceptance of product, material or services, relating to any and all agreements or transactions with the defaulting party.
(c)    The *** shall be due, payable and shall be *** to Seller as follows: all *** owed for a *** shall be due and payable to Seller on the third business day following the end of such week and shall be available to Seller in *** within 5 days thereof in accordance with the ***.
9.    Compliance With Laws: Each of Seller and Buyer will make commercially reasonable efforts to ensure that it and its employees, contractors, carriers, and agents shall comply with all laws, regulations, and standards applicable to the manufacture, storage, sale, transportation, and disposition of Biodiesel.

10.    Safety and Health: Seller is required to furnish Buyer with a complete Material Safety Data Sheet and other information about the safety and health aspects of Biodiesel prior to the first delivery and shall provide current and updated Material Safety Data Sheets to Buyer during the term of this Agreement.

11.     Warranty of Title: Seller warrants that it has good title to the Biodiesel sold and delivered hereunder, free of all liens, charges, encumbrances, pledges or security interests. Seller warrants the Biodiesel is free of any claims of infringement of any patent, copyright or misappropriation of any confidential information or trade secret of other parties. THIS WARRANTY AND THE WARRANTY IN SECTION 12 ARE THE SOLE WARRANTIES MADE BY SELLER AND ARE IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES.

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.    Warranty of Quality: Seller represents and warrants that all Biodiesel supplied to the Buyer’s point of title transfer complies with the most current version of *** for use in ***, or in the case of ***, *** when it was *** to *** to ***. Seller further represents and warrants that the Biodiesel sold and delivered hereunder complies both with *** and the most current quality assurance standard observed by the *** or its successor, or in the case of ***, complied when it was *** *** prior to *** ***. Seller represents and warrants that the biodiesel is merchantable and fit for blending into petroleum diesel for on-road consumption.

Seller will, at Buyer’s option and at Seller’s cost (including, but not limited to, laboratory costs, shipping, and handling), submit sufficient samples of Biodiesel to an independent third party laboratory of Buyer’s choosing for quality assurance testing that the Biodiesel meets all specifications described in the Warranty of Quality.

Seller will, at Buyer’s option and at Seller’s cost (including expense of return and re-delivery), remedy the defect in, replace, or refund the purchase price of, any Biodiesel that fails to meet this warranty.

Seller additionally represents and warrants that any Biodiesel sold to Buyer during the months of *** will have a *** of ***; and during the months of *** a *** of ***. If Buyer, after handling the Biodiesel in conformance with industry practices, experiences any problems with Biodiesel blending resulting from cold weather situations, both parties agree to work together to resolve the issue. With written agreement, Buyer and Seller may agree to waive this *** if weather conditions and/or other factors allow.

***, or diligently pursuing compliance, during the term of this contract.

13.    Biodiesel Certification: Seller shall provide Buyer a Biodiesel Certificate of Analysis (“CoA”) for each shipment setting forth at least the following data: Biodiesel source; lab ID; date of lab receipt, date of analysis; test results for the requirement that the Biodiesel meets the most recent *** for *** for use in ***.

Seller shall provide Buyer at the delivery at the Designated Location, documentation for each load uniquely referencing the CoA applicable to that load and stating: “*** containing a *** by *** and meeting all applicable ***” or “***, made *** containing a *** by *** and meeting all applicable ***.”

In accordance with EPA’s RFS regulations at ***, Seller shall *** to at least ***, but no more than *** to *** for each *** by *** at the *** of the *** is *** to ***. All such *** shall be for the *** in which *** to***, shall be *** with a ***, and shall be *** via a *** that is *** with the ***.

Seller represents and warrants that:

a)	The *** were *** and entered into the *** between January 1, 2013 and December 31, 2013 under the requirements of the *** and Seller has the right to *** such *** pursuant to the ***; and

b)	Seller has *** and *** to the *** and such *** are *** of any *** or *** against Seller, and

c)	The ***have not been previously used for***by an ***or ***; and

d)	Seller has *** with all *** of the *** and *** with regard to the *** and the*** of the ***.

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In the event that Seller breaches any of the warranties contained herein (***), Seller shall replace (at Seller’s own cost and expense), the *** with a *** of *** within 30 days of discovery of the ***.

Buyer represents and warrants that it will comply with all *** of the ***, including those related to the conversion of ***, and *** with regard to the *** and the ***

14.    Force Majeure: Neither party shall be liable to the other for any delay or failure in performance to the extent that it is caused by circumstances beyond its reasonable control, or by fire; explosion; flood; earthquake; storm; act of God; sabotage or vandalism; strike or other labor disturbance (neither Seller nor Buyer shall be required to settle a labor dispute or take an action that might involve it in a labor dispute); interruption of utility services; or compliance with any law, regulation or order (regardless of validity) of any governmental or military authority (“Force Majeure Event”); provided however, that notwithstanding the forgoing, a failure to make payments accrued prior to a Force Majeure Event when due shall not be excused. *** of *** or *** is not a Force Majeure Event. In the event of a Seller Force Majeure Event, nothing contained in this Agreement shall be construed to require Seller to produce or acquire Biodiesel from facilities other than Seller’s Facility.

15.    Indemnity: Seller shall indemnify, defend and hold harmless Buyer and its employees and agents (“Buyer Indemnitees”) against any loss, claim, liability (actual or alleged), fine, or expense (including consequential, incidental, lost profits, or punitive damages, and further to include court costs, attorney fees, and litigation expenses) (“Damages”), of any kind (including those based in tort, warranty, or strict liability), to the extent asserted by a third party against the Buyer Indemnitees and arising out of, or in connection with any failure of Seller to comply with this Agreement, or any act or failure to act by Seller in the handling, storage, transportation, or sale of Biodiesel purchased under the Agreement. In responding to such third-party claims, if Seller has acknowledged in writing its obligation to indemnify Buyer Indemnitees from any such Damages, Seller may select an attorney and may enter into any settlement without affecting this obligation.

Likewise, Buyer shall indemnify, defend and hold harmless Seller and its employees and agents (“Seller Indemnitees”) against any Damages, of any kind (including those based in tort, warranty, or strict liability), to the extent asserted by a third party against the Seller Indemnitees and arising out of, or in connection with any failure of Buyer to comply with this Agreement, or any act or failure to act by Buyer in the handling, storage, transportation, or sale of Biodiesel purchased under the Agreement. In responding to any third-party claims, if Buyer has acknowledged in writing its obligation to indemnify Seller Indemnitees from any such Damages, Buyer may select an attorney and may enter into any settlement without affecting this obligation.

16.    Limitation of Liability: Subject to the obligations of Section 3, Section 14, and Section 15, neither party shall be liable to the other for consequential, incidental, lost profits, or punitive damages arising out of any breach of this Agreement or for any other reason.

17.     Default and Termination: Either party may terminate the Agreement in the event of a material default by the other party that is not cured within thirty (30) days after notice of default

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

is given. Upon giving of such notice to the defaulting party, the non-defaulting party may defer shipments or receipt of deliveries until default is cured by the defaulting party. The right to terminate is in addition to any other remedy that may be available. A waiver of a default in one instance does not extend to any subsequent default. Termination of this Agreement shall not relieve Buyer from payment for all Product delivered prior to such termination. In the event of termination of this Agreement, Buyer shall have no further obligation to take Product pursuant to this Agreement and Seller shall have no further obligation to sell or deliver Product pursuant to this Agreement. Notwithstanding any other provision in this Section 17 or this Agreement, if a specific damage remedy for a default is provided under this Agreement (including without limitation, Section 3) and such damages are timely paid by the defaulting party, then such payment shall constitute cure of the default for the purposes of this Section 17 and the non-defaulting party shall not have the right to terminate this Agreement for such default.

19.    *** Both parties shall make all necessary reasonable efforts to ensure that the *** is fully available to the *** of the fuel. However, Seller makes no *** regarding whether *** will ultimately ***.

20.     Governing Law: The purchase of Biodiesel by Buyer, and the Agreement, shall be governed by Tennessee law, excluding its conflict of law’s provisions and excluding the United Nations Convention on Contracts for the International Sales of Goods.

21.     Survivorship: Seller’s obligations in Sections 1, 8, 11, 13, 15, 16, and 19 above shall survive termination of the Agreement. Buyer’s obligations in Sections 1, 8, 15, 16 and 19 above shall survive termination of the Agreement.

22.     Enforceability: The invalidity or unenforceability of any part of the Agreement shall not affect the validity or enforceability of its remaining provisions.

23.     Anti-Waiver: The right of either party to require strict performance by the other of any and/or all the obligations imposed upon the other by the Agreement shall not in any way be affected by any previous waiver, forbearance or course of dealing.

24.    Merger: The Agreement contains the entire agreement of the parties with respect to its subject matter.

25.      Assignment: The Agreement, and any rights or duties under it may not be assigned or delegated by operation of law or otherwise by Seller or Buyer without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Seller shall be permitted to assign its rights and/or obligations under the Agreement without the prior consent of Buyer (a) to another entity, or to Seller’s affiliate or successor (collectively herein “Assignee”), if such Assignee expressly assumes all obligations not otherwise remaining with Seller hereunder, and Seller nonetheless remains responsible hereunder, and (b) to any lender as collateral security for any indebtedness of Seller to such lender, provided, however, that any further assignment by Seller’s lender requires the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed. Any attempted assignment or delegation in violation of this Section 25 shall be void.

26.    Notice Requirement: Any claim or notice required by the Agreement to be given shall be in writing and shall be sent by either (a) certified mail return receipt requested; (b) by a national overnight courier service to the address specified on page one of the Biodiesel Purchase

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement to which these terms are attached; or (c) by facsimile to the number specified on page one of the Biodiesel Purchase Agreement to which these terms are attached followed within five business days by a copy delivered by certified mail return receipt requested or by national overnight courier service.

27.     Modification: Both parties agree that no proposals, amendments, modifications, purchase orders, other writings or actions will modify the terms of this Agreement unless they are in writing and are signed by authorized representatives of both parties.

28.    Buyer’s Quality Initiative: Seller shall use commercially reasonable efforts to ensure that Seller’s employees, contractors, carriers, and agents reasonably cooperate with Buyer’s reasonable product quality initiatives, including completion of Buyer’s survey questionnaires and granting Buyer permission to conduct reasonable periodic on-site auditing upon reasonable prior notice of the manufacturing, storage, sampling, testing, inspection, loading, and transportation processes; provided that prior to the event of such on-site auditing Buyer agrees to be bound by such confidentiality provisions as are requested by Seller.

29.*** Effective as of the date of this Agreement, and through the end of its Term, in the event that *** to an *** in a *** at a *** to *** than the *** to the *** as provided herein, then *** shall *** the*** to the *** to *** any ***. The *** of the *** shall be *** as of the date that the *** was effective for the ***, and shall be effective for the *** to be *** within the *** for which the *** is *** for the ***.

An *** as that term is used here, is defined as a *** in the *** within the states of ***
A *** as that term is used here, is defined as a *** within the *** of a *** between the *** and a single *** taken as a whole; involving not less than *** for *** within a ***; for the same *** as those specified ***, or portions thereof; for delivery within the states of ***; and with*** and *** to those ***.

The *** shall be *** on the basis of ***, *** by *** to an *** in a ***, on the *** at which the *** was ***.

Should Buyer desire an inspection or audit to determine compliance with provisions of this Section 29, Buyer shall nonetheless not be entitled to review any information which relates to the confidential information of a third party. With respect to such information the Buyer shall have the right, subject to the terms of this Section 29, to engage an independent auditor to perform such inspection that is otherwise permitted hereunder (such independent auditor agreeing to sign an appropriate agreement to hold such information confidential). Alternatively, at Buyer’s option, the Buyer may seek the verification and certification of compliance contemplated above from Seller’s independent auditors.

The expense of any such inspection or audit shall be borne by the Buyer, unless the need for a material correction in the premium to be charged to the Buyer results, in which case the reasonable expense of such inspection or audit shall be borne by the Seller whose books and records are being audited.

30.Miscellaneous: If Buyer designates a third party location for delivery in accordance with the terms of this Agreement, Seller shall use reasonable commercial efforts to ensure that its transport carriers, contractors, and agents execute and comply with third party’s access, loading/unloading, receipt and/or delivery procedures. Seller shall use reasonable commercial efforts to ensure that all Seller’s employees, contractors, and agents comply with all reasonable rules and

***Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

guidelines established by Buyer from time to time, including applicable safety rules and its Drug, Alcohol, And Firearm Policy which prohibits possession, use, consumption, distribution or sale of drugs, drug paraphernalia, alcohol, firearms, ammunition or other weapons upon Buyer’s premises.

31.***: It is intended by the Parties that all *** generated in the state *** as a result of *** of *** under this Agreement shall *** the *** as a *** under the *** in its *** that are ***, unless denoted otherwise in appendix A. *** ***, *** shall retain title to any and all *** associated with Biodiesel sold pursuant to this Agreement.
32.

END OF DOCUMENT-NO SIGNATURE REQUIRED.

APPENDIX A

			JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
Retail Dispenser Label			***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
FOB			***	***	***	***	***	***	***	***	***	***	***	***
Price			***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

		Diesel Total	***	***	***	***	***	***	***	***	***	***	***	***	***

		Bio Gallons	***	***	***	***	***	***	***	***	***	***	***	***	***

			JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
Retail Dispenser Label			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
FOB			***	***	***	***	***	***	***	***	***	***	***	***
Price			***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

		Diesel Total	***	***	***	***	***	***	***	***	***	***	***	***	***

		Bio Gallons	***	***	***	***	***	***	***	***	***	***	***	***	***

			JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
FOB			***	***	***	***	***	***	***	***	***	***	***	***
Price			***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

		Diesel Total	***	***	***	***	***	***	***	***	***	***	***	***	***

		Bio Gallons	***	***	***	***	***	***	***	***	***	***	***	***	***

			JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
FOB			***	***	***	***	***	***	***	***	***	***	***	***
Price			***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

		Diesel Total	***	***	***	***	***	***	***	***	***	***	***	***	***

		Bio Gallons	***	***	***	***	***	***	***	***	***	***	***	***	***

			JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
FOB			***	***	***	***	***	***	***	***	***	***	***	***
Price			***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

		Diesel Total	***	***	***	***	***	***	***	***	***	***	***	***	***

		Bio Gallons	***	***	***	***	***	***	***	***	***	***	***	***	***

			JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
FOB			***	***	***	***	***	***	***	***	***	***	***	***
Price			***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

		Diesel Total	***	***	***	***	***	***	***	***	***	***	***	***	***

		Bio Gallons	***	***	***	***	***	***	***	***	***	***	***	***	***

			JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
FOB			***	***	***	***	***	***	***	***	***	***	***	***
Price			***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

		Diesel Total	***	***	***	***	***	***	***	***	***	***	***	***	***

		Bio Gallons	***	***	***	***	***	***	***	***	***	***	***	***	***

			JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
FOB			***	***	***	***	***	***	***	***	***	***	***	***
Price			***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

		Diesel Total	***	***	***	***	***	***	***	***	***	***	***	***	***

		Bio Gallons	***	***	***	***	***	***	***	***	***	***	***	***	***

			JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
***			***	***	***	***	***	***	***	***	***	***	***	***
FOB			***	***	***	***	***	***	***	***	***	***	***	***
Price			***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

		Diesel Total	***	***	***	***	***	***	***	***	***	***	***	***	***

		Bio Gallons	***	***	***	***	***	***	***	***	***	***	***	***	***